UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Cedar Ridge Unconstrained Credit Fund
(Investor Class: CRUPX)
(Institutional Class: CRUMX)

ANNUAL REPORT
November 30, 2016

Cedar Ridge Unconstrained Credit Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Example	38

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cedar Ridge Unconstrained Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cedarridgepartners.com

Cedar Ridge Partners, llc

45 EAST PUTNAM AVENUE, SUITE 124
GREENWICH, CONNECTICUT 06830
(203) 442-0080

Cedar Ridge Unconstrained Credit Fund

Annual Letter to Shareholders

November 30, 2016

Executive Overview

We are pleased with the overall performance of the Cedar Ridge Unconstrained Credit Fund (the “Fund”) – achieving superior uncorrelated returns with low volatility. During the 12 months ended November 30, 2016, the Fund generated total returns of 4.41% and 4.17% for Institutional and Investor shares respectively (CRUMX/CRUPX).

During the 12 months ended November 30, 2016, the Fund’s performance was driven by positive contributions from US Municipal Bonds, long positions in corporate bonds and preferred securities, as well as short positions in certain corporate bonds. These gains were partially offset by the drag from US Treasury short positions (-1.96%). Notably we believe that generating positive returns from BOTH long and short corporate debt positions highlights the capabilities of Cedar Ridge Partners, LLC (the “Investment Manager”) in managing a “long/short” credit fund and the benefits of the strategy by adding positive returns while minimizing market beta and volatility.

We are also pleased with the uncorrelated nature of our performance as evidenced by the following statistics:

Correlation Analysis (CRUMX) 11/30/15- 11/30/16
S&P 500 Index (SPX)	0.02
Bloomberg Barclays US Agg TR Value Unhedged	-0.19
Bloomberg Barclays US Corp HY TR Index	0.06
Bloomberg Barclays Muni HY TR Index	0.41

* Source: Bloomberg Analytics, calculated using daily data

Market Overview

Interest rate volatility was an overriding theme throughout the twelve month period. At year-end 2015, the yields on 10-year and 30-year US Treasury securities were 2.27% and 3.02% respectively; at June 30, the yields were 1.47% and 2.28% respectively. That corresponds to a 35% and almost 25% move lower in yield. At year-end 2015, the yields on 10-year and 30-year “AAA” rated municipal bonds were 1.93% and 2.82% respectively; at June 30, the yields were 1.33% and 2.02% respectively. That corresponds to a 31% and 28% move lower in yield. This was the case despite the fact that the Federal Reserve initiated a tightening cycle in December 2015. The Presidential Election on November 8 became a rather “watershed” event. Conventional wisdom held that a Clinton presidency was likely; and that economic policies would largely follow those of the Obama Administration (i.e. a “known know”). A potential Trump Administration was viewed by market observers as likely precipitating a recession, given past pronouncements relating to trade, immigration, Federal Reserve policy and the like. On election night, once a Trump victory was assured, conventional wisdom would spin 180 degrees in the following twelve hours. At the prospect of a Trump presidency, equity futures initially traded off some 800 points and the 30-year US Treasury rallied strongly; by the next morning, equity futures and the cash markets ended the day in positive territory. In the bond market, the 30-year US Treasury would do a seven point round trip during the day, ending at 2.86% a full 24 bps higher than the prior close. As the days passed, market observers were projecting potential positive aspects on industries, credits, asset classes etc. that would result from Trump reducing regulatory oversight and tax rates and pushing for substantial increases in military spending and on domestic infrastructure spending. By November 30, 2016, yields rose significantly on 10-year and 30-year US Treasury securities to 2.39% and 3.04%, respectively (up 54 and 43 bps respectively since Election Day) and the yields on 10-year and 30-year “AAA” rated municipal bonds were 2.52% and 3.26% respectively (up 81 and 72 bps respectively since Election Day). The Dow Jones Industrial Average registered a positive 4.31% return in the period November 9-30.

Volatility was pronounced at any number of points during the year, not just in the US interest rate markets but across all currency, commodity, credit and equity markets. As economic data rolled-in, market participants attempted to predict whether or not there would be an imminent Federal Reserve rate hike. The uncertainty and then surprise of the UK Brexit vote added another element of volatility over the summer, which the Fund navigated quite well, minimizing volatility and generating positive performance.

The emotional response to the Brexit vote evidenced by the equity market sell-off/US Treasury rally really seemed out of sorts since the markets were nowhere near any potential September 2008 “Lehman meltdown” scenario; particularly given how the financial markets and the banking system have markedly changed since that time. For example, US and European banks are now better capitalized and less leveraged and no one is concerned with overnight funding or liquidity. Furthermore, the European Central Bank (ECB), Bank of England and Federal Reserve all have continued to provide liquidity to the world’s banking system and have gone on record that they each stand ready to provide additional liquidity should it become necessary. During the summer, The Bank of England announced likely additional measures easing monetary policy as it deals with the fallout from the Brexit vote.

Lastly, the results from the Federal Reserve “bank stress tests” demonstrated unequivocally that most banks are in better shape; the series of significant share buy-back programs and dividend pay-outs announced immediately thereafter were indeed noteworthy.

The Brexit vote was but one data point; it will take some time for the “implementation strategy” to take effect and in turn, enable market participants to assess outcomes. We note that the UK comprises less than 4% of the world economy and that many market participants anticipate GDP growth in the rest of the world to slow by only 0.2% over the next 12 months. So on balance, we project that US securities, which tend to be our primary focus, should be largely insulated from any “Brexit contagion”. That said, we will continue to monitor the various currency, commodity, fixed income and equity markets for any signs that may provide credit opportunities; either long or short.

Interestingly, the above observations serve to once again provide “validation” for “long/short credit” investing strategies. Utilizing a “long/short credit” strategy in today’s world serves to augment and complement any fixed income portfolio, let alone serve as an important core holding for equity minded investors. It is not by accident that as Investment Manager, we maintain exposures across the municipal bond, corporate bond, high yield, preferred, and US Treasury markets. We particularly note that the fund performed quite well this year, and throughout the month of June, as the various markets went through their daily “ebb and flow”, based on any number of daily market data sets. Notably, over the Friday, June 24 and Monday, June 27 trading days, despite all the market volatility, the Fund registered a relatively flat performance profile, and by June 30, the Fund performance for calendar year to date was positive +4.86%/4.73% (CRUMX/CRUPX) while the Fund paid its regular dividend on June 29. By November 30, the fixed income markets were responsible for decidedly negative returns on the month following the significant move in rates higher post the Election. In fixed income, the Barclays US Credit Index posted a return of -2.73%, while the Barclays US High Yield Index posted a -0.47% return. The Barclays Municipal Bond Index posted a -3.73% return, and the Barclay’s High Yield Municipal Index posted a -5.95% return. The Fund performance for calendar year to date remained a positive +3.15%/2.97% (CRUMX/CRUPX).

Municipal Credit

We started the year by observing that the municipal bond market appeared to be in very good shape. Technical factors were particularly favorable throughout Q1 through Q3 for the municipal bond market. On the demand side, we had sizeable coupon interest payments and bond redemptions coinciding with the first day of each month, coupled with continuing positive inflows into municipal bond funds aggregating $52.4 billion through the week ended October 26. By the week ended December 7, outflows from municipal bond mutual funds had reduced this number to a positive $41.7 billion (see additional discussion below). In addition, anecdotal evidence has shown significant new buying interest from both Asian and European investors as a result of “negative interest rates” in many host countries, with such flows not being counted in the weekly inflows statistics. On the supply side, we had assumed a static to slightly increasing rate environment and in turn projected the new issue volume for 2016 would fall at the lower end of the range of $290 to $360 billion. With rates actually falling throughout the year, the refunding volume picked up as municipalities have sought to reduce their debt service costs on outstanding obligations. Through November 30, new issue volume aggregated $425.9 billion, and it appears that 2010’s record issuance of $433 billion will be surpassed. While municipal credits have largely improved since the end of the Great Recession not all states and localities continue to recover at the same pace. Income and property tax collection levels are varied due to differences in economic condition, tax policies and other factors. Credit quality is further affected by debt management practices and how a particular issuer sets priorities for addressing unfunded pension obligations and infrastructure spending needs.

The municipal market landscape changed dramatically post the Election. While some market weakness began to appear in late September and into October, the real drama took place after Election Day. While yields across the benchmark AAA municipal curve followed US Treasury rates, municipal rates rose even further as market observers expressed concerns about a Trump Administration and the potential impacts on municipal bonds resulting from (i) lower federal tax brackets, (ii) possible reduced involvement by banks as municipal bond buyers in a potentially less regulated environment for use of capital; and (iii) future inflation prospects from robust infrastructure spending. The result was as outlined above; the weakness in the municipal market led to some significant outflows from municipal bond funds. While the Fund maintained an overweight long position in municipal bonds throughout the year, we managed the portfolio on a “defensive” basis. Our concerns with the macro economic landscape were well known; when combined with the specifics of potential Euro Area contagion, and US domestic policy dysfunction, we utilized less leverage, opted for liquidity over yield, and maintained an overall shorter duration for the portfolio. By managing the portfolio on this basis, we have been able to run a “less hedged” book, reducing our volatility and relying on our short corporate bond positions rather than solely hedging rates through short exposure to the US Treasury market. This reduced exposure proved prescient during the period of high volatility after the surprise outcome of the US presidential election on November 8.

Corporate Credit

With market prices for US Treasury securities moving higher as rates fell during much of the year, and in spite of spread volatility, the corporate credit markets had strong performance, with the Barclay US Aggregate and US High Yield Indices up 2.17% and 12.11% respectively for the 12-months ending November 30, 2016.

We believe the corporate credit markets are exhibiting mid-to-late stage statistics and behavior. While this may continue for some time, we are positioning accordingly, continuing to identify long and short opportunities, run low net exposures, seek asset coverage and downside protection in our longs, and the opposite in our shorts, and find idiosyncratic and process-driven special situation investments that are less correlated with the broader markets.

According to EPFR*, through the week ended November 30, year-to-date fund flows for US Investment Grade and US High Yield funds were $140.2 billion and -$4.9 billion, respectively. Issuance of investment grade corporate bonds through November 30 was $1.211 trillion, up 3% from the very robust levels of 2015. High Yield new issuance was $212 billion, down 16% from the same period of 2015.

There are reasons for both optimism and caution in IG credit. Spreads are at average levels, approximately 30bp wide of cycle-tights, and 70bp tighter than cycle-wides. Technicals should be supportive, with expectations for lower net supply in 2017 vs 2016. However, if rates were to move higher, this would likely more than offset coupon clipping and modest spread tightening. In addition, $3.5 trillion of debt matures over the next five years, which will necessitate ample issuance. Of course the wild cards are: potential repatriation of overseas cash and the uses of any such flows – whether used for good (debt reduction) or bad (share repurchases, special dividends, poorly conceived M&A); potential changes to the deductibility of corporate interest expense; and any changes in regulation of banks. Therefore we are maintaining a relatively balanced portfolio long and short IG credit positions and looking for tactical opportunities.

*	footnote EPFR = EPFR Global data provider

Corporate default rates of 7.5% are currently above the long-term average of around 4.4%. At the same time, the distressed ratio has come down substantially from its peak of 33.9% earlier this year to 8.3% currently. We expect default rates to moderate as the significant amount of energy-related defaults begins to cycle out of the trailing 12 month calculations. In addition, the low recovery rates associated with energy related defaults should begin to improve as the mix of defaults begins to normalize. However, with all of that being said, the market is pricing in very good times, if not perfection. Most market strategists are predicting 2017 to be a mid-single digit total return year, driven primarily by coupon-clipping, with very modest spread widening or tightening, and some interest-rate impact. This frankly does not excite us very much. Therefore, while we have increased our gross long and short exposure, we are maintaining a low-net level of exposure and looking to deploy capital on an opportunistic basis into what we believe will be policy-related volatility during the impending ‘Twitter Presidency’.

Other Factors

Crude Oil. Another significant factor during the twelve month period was the impact of volatile crude oil prices. At December 31, 2015, crude was trading at $37.04, down 65% from the $107.26 peak in June 2014, and had continued to drop a further 22% in the first three weeks of 2016, to below $29.00. The markets faced the prospect of Saudi Arabia’s stated intentions on continuing to pump at lower prices, the dropping of sanctions against Iran and their stated intentions to be a prolific oil exporter, as well as the likelihood that domestic producers in the US would also continue pumping as they became more efficient and lowered costs. Taken at face value, we observed that there appeared to be a fair amount of “hysteria” and likely short selling associated with the oil markets. Had the oil “supply-demand” equation completely come unhinged, or were we witnessing the characteristics of a substantially oversold market? We did not trust that the “supply-demand” equation had completely become unhinged; and while an absence of consensus on production quotas by OPEC and the continued marginal non-OPEC production had placed even more pressure on the supply side, we observed we would not be surprised to see the $30.00 level hold as a market bottom, with the prospects for somewhat higher prices by mid-2016. As a point of reference, after posting the 2003 lows, oil prices rose substantially over the next four years to about $77 in August 2006. And what happened? Demand destruction did not show up, and the projected supplies of crude oil somehow disappeared. At June 30, the price of crude oil closed at $48.33. By November 30 the price of crude oil closed at $49.44 (up almost 33.5% year to date). The continued recovery in the price of crude oil will likely have a direct positive influence on the equity markets and may consequently have a negative impact on rates; while at the same time having a positive impact on credit spreads.

Federal Reserve Policy. While we fully expect that the Federal Reserve will raise its target for federal funds at its December 14 meeting, we have grown tired of the Fed’s “disclosure policies” and need for providing “transparency” in its decision-making. As market participants have lurched from FOMC meeting to FOMC meeting, as well as from Fed speaker to Fed speaker in an attempt to discern impending Fed actions, we say raise the target and then please just “shut up”. We say this because this next move by the Fed could be it’s last for the next 12-24 months. After missing the rates cycle, the Fed just might get bailed out by upcoming changes to fiscal policy under the Trump Administration and Republican Congress. But we will all have to sit back and wait to make any assessments because no one knows what that policy may be!

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Cedar Ridge Unconstrained Credit Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Barclays Aggregate Bond Index. The performance graph above is shown for the Fund Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Barclays Aggregate Bond Index which used to be called the “Lehman Aggregate Bond Index,” is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of November 30, 2016	1 Year	Since Inception (12/12/13)*
Investor Class	4.17%	4.19%
Institutional class	4.41%	4.40%
Barclays Aggregate Bond Index	2.17%	2.97%

*	The Fund commenced operations on December 12, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 550-5090.

As of the current prospectus dated April 1, 2016, for the Investor Class shares the gross expense ratio was 4.09%; excluding interest expense and interest on securities sold short the gross expense ratio was 2.01%. The net expense ratio for the Investor Class shares was 3.73%; excluding interest expense and interest on securities sold short the net expense ratio was 1.65%. For the Institutional Class shares the gross expense ratio was 3.84%; excluding interest expense and interest on securities sold short the gross expense ratio was 1.76%. The net expense ratio for the Institutional Class shares was 3.48%; excluding interest expense and interest on securities sold short the net expense ratio was 1.40%. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses, exclusive of certain expenses, do not exceed 1.64% and 1.39% of the average daily net assets of Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until April 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2016

Principal Amount		Value

	BANK LOANS – 0.3%
	SquareTwo Financial Corp.
$668,471	11.000%, 5/24/2019[1,2,3]	$203,884
	TOTAL BANK LOANS (Cost $975,811)	203,884

Number of Shares

	COMMON STOCKS – 0.3%
	ENERGY – 0.0%
341	Midstates Petroleum Co., Inc.*5	6,871
	UTILITIES – 0.3%
17,125	Vistra Energy Corp.*5	238,894
	TOTAL COMMON STOCKS (Cost $1,170,422)	245,765

Principal Amount

	CORPORATE BONDS – 33.0%
	COMMUNICATIONS – 3.4%
	Clear Channel Worldwide Holdings, Inc.
$1,000,000	6.500%, 11/15/2022[4,5]	1,010,000
	Intelsat Jackson Holdings S.A. (Luxembourg)
500,000	7.250%, 10/15/2020[4,5,6]	364,375
	Intelsat Luxembourg S.A. (Luxembourg)
1,000,000	7.750%, 6/1/2021[4,5,6]	346,250
	Verizon Communications, Inc.
750,000	5.150%, 9/15/2023[5]	830,356
		2,550,981
	CONSUMER DISCRETIONARY – 6.7%
	Allison Transmission, Inc.
750,000	5.000%, 10/1/2024[4,5,7]	755,625
	Caesars Entertainment Resort Properties LLC
500,000	8.000%, 10/1/2020[4,5]	522,500
	Gap, Inc.
1,500,000	5.950%, 4/12/2021[4,5]	1,574,520
	General Motors Co.
500,000	6.250%, 10/2/2043[5]	538,272
250,000	5.200%, 4/1/2045[5]	237,356
	ServiceMaster Co. LLC
500,000	5.125%, 11/15/2024[4,5,7]	501,250
	Signet UK Finance PLC (United Kingdom)
1,000,000	4.700%, 6/15/2024[4,5,6]	946,374
		5,075,897

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER STAPLES – 2.8%
	CVS Health Corp.
$1,000,000	4.750%, 12/1/2022[4,5]	$1,087,852
	Kroger Co.
1,000,000	2.950%, 11/1/2021[4,5]	1,011,279
		2,099,131
	ENERGY – 4.6%
	CHC Helicopter S.A. (Luxembourg)
900,000	9.250%, 10/15/2020*4, 5, 6, 8	441,000
	Clayton Williams Energy, Inc.
1,000,000	7.750%, 4/1/2019[4,5]	1,005,000
	Midstates Petroleum Co., Inc. Escrow
750,000	0.000%, 6/1/2021*2, 3, 5, 8	—
	NGPL PipeCo LLC
1,000,000	7.119%, 12/15/2017[5,7]	1,037,500
	Niska Gas Storage Ltd. / Niska Gas Storage Canada Finance Corp. (Canada)
1,000,000	6.500%, 4/1/2019[4,5,6]	1,005,000
		3,488,500
	FINANCIALS – 5.7%
	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Ireland)
500,000	3.950%, 2/1/2022[4,5,6]	506,250
	Ally Financial, Inc.
1,000,000	8.000%, 11/1/2031[5]	1,135,000
	Communications Sales & Leasing, Inc. / CSL Capital LLC
1,000,000	8.250%, 10/15/2023[4,5]	1,050,000
	Kimco Realty Corp.
754,000	4.250%, 4/1/2045[4,5]	715,905
	MBIA Insurance Corp.
500,000	12.140%, 1/15/2033*4, 5, 7	240,000
	PNC Preferred Funding Trust II
500,000	2.073%, 3/29/2049[1,4,5,7]	480,000
	Puerto Rico Conservation (Puerto Rico)
750,000	6.500%, 4/1/2050*2, 3, 4, 6, 8	232,500
		4,359,655
	HEALTH CARE – 1.0%
	Quorum Health Corp.
1,000,000	11.625%, 4/15/2023[4,5,7]	785,000
	INDUSTRIALS – 2.0%
	CEVA Group PLC (United Kingdom)
780,000	4.000%, 5/1/2018[4,5,6,7]	694,200
	Eletson Holdings, Inc. (Liberia)
500,000	9.625%, 1/15/2022[4,5,6,7]	370,000

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	INDUSTRIALS (Continued)
	Kansas City Southern
$500,000	4.300%, 5/15/2043[4,5]	$463,504
		1,527,704
	MATERIALS – 5.5%
	Ball Corp.
1,000,000	5.000%, 3/15/2022[5]	1,052,500
	CF Industries, Inc.
500,000	3.450%, 6/1/2023[5]	450,070
500,000	4.500%, 12/1/2026[5,7]	490,910
	Cliffs Natural Resources, Inc.
1,000,000	5.900%, 3/15/2020[5]	955,000
	Kaiser Aluminum Corp.
500,000	5.875%, 5/15/2024[4,5]	516,250
	Momentive Performance Materials, Inc.
750,000	3.880%, 10/24/2021[4,5]	701,250
		4,165,980
	TECHNOLOGY – 0.7%
	Inception Merger Sub, Inc. / Rackspace Hosting, Inc.
500,000	8.625%, 11/15/2024[4,5,7]	500,000
	UTILITIES – 0.6%
	GenOn Americas Generation LLC
500,000	8.500%, 10/1/2021[5]	415,000
	Texas Competitive Electric Holdings Co, LLC Escrow
1,000,000	0.000%, 10/1/2020*, 5, 7, 8	10,000
		425,000
	TOTAL CORPORATE BONDS (Cost $25,560,274)	24,977,848
	MUNICIPAL BONDS – 102.2%
	AIRPORT – 7.0%
	City of Houston TX Airport System Revenue
500,000	5.000%, 7/1/2029[4,5]	530,350
	New Jersey Economic Development Authority
2,275,000	5.250%, 9/15/2029[4,5]	2,412,319
	New York Transportation Development Corp.
1,200,000	5.000%, 8/1/2031[4,5]	1,242,204
1,100,000	5.250%, 1/1/2050[4,5]	1,128,270
		5,313,143
	BUILD AMERICA BONDS – 3.4%
	State of California
1,750,000	7.550%, 4/1/2039[5]	2,600,570

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	DEVELOPMENT – 9.8%
	Build NYC Resource Corp.
$250,000	5.000%, 1/1/2035[4,5,7]	$265,675
	City & County of Denver CO
1,000,000	5.250%, 10/1/2032[4,5]	1,008,140
	Indiana Finance Authority
500,000	5.000%, 7/1/2048[4,5]	508,380
	Kentucky Economic Development Finance Authority
835,000	6.375%, 6/1/2040[4,5]	918,383
	Louisiana Local Government Environmental Facilities & Community Development Authority
1,300,000	6.750%, 11/1/2032[4,5]	1,346,982
	New York Liberty Development Corp.
500,000	5.375%, 11/15/2040[4,5,7]	518,790
750,000	7.250%, 11/15/2044[4,5,7]	881,535
	Ohio Water Development Authority
1,400,000	4.000%, 6/3/2019[1,5]	666,008
	Virginia Small Business Financing Authority
1,200,000	5.500%, 1/1/2042[4,5]	1,276,752
		7,390,645
	FACILITIES – 0.8%
	Territory of Guam
500,000	7.000%, 11/15/2039[4,5]	576,100
	GENERAL – 16.0%
	Dallas Performing Arts Cultural Facilities Corp.
2,000,000	0.560%, 9/1/2041[1,4,5]	2,000,000
	Lower Alabama Gas District
650,000	5.000%, 9/1/2046[5]	699,595
	M-S-R Energy Authority
1,000,000	6.125%, 11/1/2029[5]	1,194,660
1,000,000	6.125%, 11/1/2029[5]	1,194,660
	New York City Transitional Finance Authority Future Tax Secured Revenue
3,000,000	0.570%, 11/1/2028[1,4,5]	3,000,000
	Puerto Rico Public Finance Corp.
400,000	5.500%, 8/1/2031*4, 5, 8	40,000
	Puerto Rico Sales Tax Financing Corp.
1,900,000	5.250%, 8/1/2040[4,5]	1,339,500
	State of Wisconsin
1,000,000	6.000%, 5/1/2036[4,5]	1,091,740
	Texas Municipal Gas Acquisition & Supply Corp. I
1,000,000	6.250%, 12/15/2026[5]	1,161,900

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	GENERAL (Continued)
	Texas Municipal Gas Acquisition & Supply Corp. III
$400,000	5.000%, 12/15/2032[4,5]	$414,940
		12,136,995
	HIGHER EDUCATION – 0.3%
	New York State Dormitory Authority
200,000	5.000%, 7/1/2031[4,5]	227,180
	MEDICAL – 12.4%
	California Statewide Communities Development Authority
1,000,000	5.250%, 12/1/2056[4,5,7]	1,011,170
	Denver Health & Hospital Authority
900,000	5.000%, 12/1/2039[4,5]	927,810
	Geisinger Authority
3,000,000	0.510%, 10/1/2043[1,4,5]	3,000,000
	Illinois Finance Authority
3,000,000	0.560%, 8/15/2042[1,4,5]	3,000,000
	Johnson City Health & Educational Facilities Board
500,000	6.500%, 7/1/2038[4,5]	551,710
	Philadelphia Hospitals & Higher Education Facilities Authority
250,000	6.250%, 7/1/2023[4,5]	254,927
250,000	5.500%, 7/1/2026[4,5]	252,588
	Washington Health Care Facilities Authority
345,000	6.375%, 10/1/2036[4,5]	370,575
		9,368,780
	POLLUTION – 0.8%
	County of Lowndes MS
550,000	6.800%, 4/1/2022[5]	644,979
	POWER – 4.7%
	Puerto Rico Electric Power Authority
2,590,000	5.250%, 7/1/2040[4,5]	1,670,550
2,150,000	5.000%, 7/1/2042[4,5]	1,386,750
775,000	7.000%, 7/1/2043[4,5]	503,750
		3,561,050
	SCHOOL DISTRICT – 2.7%
	Chicago Board of Education
700,000	7.000%, 12/1/2044[4,5]	677,516
1,500,000	6.500%, 12/1/2046[4,5]	1,376,760
		2,054,276
	SINGLE FAMILY HOUSING – 4.0%
	Maine State Housing Authority
3,000,000	0.540%, 11/15/2037[1,4,5]	3,000,000

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	TOBACCO SETTLEMENT – 17.9%
	Buckeye Tobacco Settlement Financing Authority
$250,000	5.125%, 6/1/2024[4,5]	$218,265
750,000	6.500%, 6/1/2047[4,5]	672,863
	Children's Trust Fund
1,500,000	5.375%, 5/15/2033[4,5]	1,476,630
	District of Columbia Tobacco Settlement Financing Corp.
10,000,000	0.000%, 6/15/2046*4, 5	1,117,900
	Erie Tobacco Asset Securitization Corp.
100,000	6.000%, 6/1/2028[4,5]	99,993
	Iowa Tobacco Settlement Authority
200,000	5.600%, 6/1/2034[4,5]	194,996
2,500,000	5.625%, 6/1/2046[4,5]	2,331,950
	New York Counties Tobacco Trust VI
1,000,000	5.000%, 6/1/2051[4,5]	1,027,370
	San Diego Tobacco Settlement Revenue Funding Corp.
2,030,000	7.125%, 6/1/2032[5]	2,253,909
	Tobacco Securitization Authority of Southern California
1,500,000	5.000%, 6/1/2037[4,5]	1,353,885
	Tobacco Settlement Finance Authority
985,000	7.467%, 6/1/2047[4,5]	875,704
	TSASC, Inc.
1,800,000	5.000%, 6/1/2034[4,5]	1,709,406
225,000	5.125%, 6/1/2042[4,5]	206,588
		13,539,459
	TRANSPORTATION – 6.7%
	Foothill-Eastern Transportation Corridor Agency
600,000	5.750%, 1/15/2046[4,5]	667,146
	Kentucky Public Transportation Infrastructure Authority
500,000	5.750%, 7/1/2049[4,5]	534,905
	MTA Hudson Rail Yards Trust Obligations
400,000	5.000%, 11/15/2051[4,5]	426,456
	Texas Private Activity Bond Surface Transportation Corp.
500,000	7.000%, 12/31/2038[4,5]	568,190
1,290,000	7.000%, 6/30/2040[4,5]	1,474,676
530,000	6.750%, 6/30/2043[4,5]	591,438
	Virginia Small Business Financing Authority
800,000	5.000%, 7/1/2034[4,5]	818,664
		5,081,475
	WATER – 15.7%
	City of Houston TX Combined Utility System Revenue
3,000,000	0.570%, 5/15/2034[1,4,5]	3,000,000

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	WATER (Continued)
	County of Jefferson AL Sewer Revenue
$1,000,000	6.000%, 10/1/2042[4,5]	$1,121,570
1,100,000	0.000%, 10/1/2046*, 4, 5	807,807
250,000	6.500%, 10/1/2053[4,5]	289,273
	County of Owen KY
850,000	6.250%, 6/1/2039[4,5]	926,661
	New York City Water & Sewer System
4,000,000	0.570%, 6/15/2041[1,4,5]	4,000,000
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
500,000	5.000%, 7/1/2017[5]	386,945
375,000	5.000%, 7/1/2019[5]	290,171
1,455,000	5.750%, 7/1/2037[4,5]	1,093,069
		11,915,496
	TOTAL MUNICIPAL BONDS (Cost $79,455,354)	77,410,148

Number of Shares

	PREFERRED STOCKS – 1.2%
	FINANCIALS – 1.2%
	American Homes 4 Rent
35,000	5.500%, N/A1, 4, 5, 9	957,250
	SquareTwo Financial Corp. Series A
1,000	0.000%, N/A2, 3, 9	—
		957,250
	TOTAL PREFERRED STOCKS (Cost $906,250)	957,250

	WARRANTS – 0.0%
	ENERGY – 0.0%
2,418	Midstates Petroleum Co., Inc.*2, 3, 5	—
	TOTAL WARRANTS (Cost $—)	—

Principal Amount

	SHORT-TERM INVESTMENTS – 6.0%
$4,530,586	UMB Money Market Fiduciary, 0.01%[10]	4,530,586
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,530,586)	4,530,586

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	TOTAL INVESTMENTS – 143.0% (Cost $112,598,697)	$108,325,481
	Liabilities in Excess of other assets – (43.0)%	(32,564,028)
	TOTAL NET ASSETS – 100.0%	$75,761,453
	SECURITIES SOLD SHORT – (57.7)%
	CORPORATE BONDS – (20.2)%
	COMMUNICATIONS – (6.0)%
	Altice Luxembourg S.A. (Luxembourg)
$(500,000)	7.750%, 5/15/2022[4,6,7]	$(523,750)
	AT&T, Inc.
(500,000)	4.125%, 2/17/2026[4]	(503,637)
(500,000)	4.750%, 5/15/2046[4]	(467,009)
	Netflix, Inc.
(1,000,000)	5.875%, 2/15/2025	(1,070,110)
	T-Mobile USA, Inc.
(1,000,000)	6.125%, 1/15/2022[4]	(1,047,080)
	Viacom, Inc.
(500,000)	4.250%, 9/1/2023[4]	(514,216)
	Walt Disney Co.
(500,000)	1.850%, 7/30/2026	(448,255)
		(4,574,057)
	CONSUMER DISCRETIONARY – (3.5)%
	Ford Motor Co.
(750,000)	4.750%, 1/15/2043	(701,439)
	Kohl's Corp.
(1,000,000)	3.250%, 2/1/2023[4]	(980,957)
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
(1,000,000)	5.500%, 3/1/2025[4,7]	(986,250)
		(2,668,646)
	CONSUMER STAPLES – (3.1)%
	BI-LO LLC / BI-LO Finance Corp.
(1,000,000)	9.250%, 2/15/2019[4,7]	(795,000)
	CVS Health Corp.
(500,000)	3.500%, 7/20/2022[4]	(513,411)
	Whole Foods Market, Inc.
(1,000,000)	5.200%, 12/3/2025[4]	(1,043,618)
		(2,352,029)
	ENERGY – (0.5)%
	Denbury Resources, Inc.
(500,000)	5.500%, 5/1/2022[4]	(408,750)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	CORPORATE BONDS (Continued)
	FINANCIALS – (1.6)%
	Citigroup, Inc.
$(1,000,000)	3.400%, 5/1/2026	$(972,611)
	Navient Corp.
(250,000)	5.875%, 10/25/2024	(231,250)
		(1,203,861)
	HEALTH CARE – (0.7)%
	LifePoint Health, Inc.
(500,000)	5.875%, 12/1/2023[4]	(498,125)
	INDUSTRIALS – (1.0)%
	Caterpillar, Inc.
(750,000)	3.803%, 8/15/2042	(724,721)
	MATERIALS – (2.0)%
	Freeport-McMoRan, Inc.
(500,000)	3.875%, 3/15/2023[4]	(470,000)
	INEOS Group Holdings S.A. (Luxembourg)
(500,000)	5.875%, 2/15/2019[4,6,7]	(507,500)
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
(500,000)	5.750%, 10/15/2020[4]	(514,375)
		(1,491,875)
	TECHNOLOGY – (0.3)%
	Apple, Inc.
(250,000)	2.400%, 5/3/2023	(243,345)
	UTILITIES – (1.5)%
	NRG Energy, Inc.
(407,000)	7.875%, 5/15/2021[4]	(422,263)
(750,000)	6.625%, 1/15/2027[4,7]	(693,750)
		(1,116,013)
	TOTAL CORPORATE BONDS (Proceeds $15,334,568)	(15,281,422)
	U.S. TREASURY SECURITIES – (37.5)%
	United States Treasury Bond
(8,500,000)	2.250%, 8/15/2046	(7,193,125)
	United States Treasury Note
(8,000,000)	1.875%, 11/30/2021	(7,994,376)
(1,500,000)	2.250%, 11/15/2025	(1,486,933)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	U.S. TREASURY SECURITIES (Continued)
	United States Treasury Note (Continued)
$(12,500,000)	1.625%, 5/15/2026	$(11,704,100)
	TOTAL U.S. TREASURY SECURITIES (Proceeds $29,572,610)	(28,378,534)
	TOTAL SECURITIES SOLD SHORT (Proceeds $44,907,178)	$(43,659,956)

PLC – Public Limited Company

*	Non-income producing security.
[1]	Variable, floating, or step rate security.
[2]	Illiquid security. The total illiquid securities represent 0.6% of Net Assets.
[3]	Fair valued under direction of the Board of Trustees. The aggregate value of such investments is 0.6% of total net assets.
[4]	Callable.
[5]	All or a portion of this security is segregated as collateral for securities sold short.
[6]	Foreign security denominated in U.S. Dollars.
[7]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $12,047,905.

[8]	Security is in default.
[9]	Perpetual security. Maturity date is not applicable.
[10]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
SUMMARY OF INVESTMENTS
As of November 30, 2016

Security Type/Sector	Percent of Total Net Assets
Bank Loans	0.3%
Common Stocks
Utilities	0.3%
Energy	0.0%
Total Common Stocks	0.3%
Corporate Bonds
Consumer Discretionary	6.7%
Financials	5.7%
Materials	5.5%
Energy	4.6%
Communications	3.4%
Consumer Staples	2.8%
Industrials	2.0%
Health Care	1.0%
Technology	0.7%
Utilities	0.6%
Total Corporate Bonds	33.0%
Municipal Bonds
Tobacco Settlement	17.9%
General	16.0%
Water	15.7%
Medical	12.4%
Development	9.8%
Airport	7.0%
Transportation	6.7%
Power	4.7%
Single Family Housing	4.0%
Build America Bonds	3.4%
School District	2.7%
Pollution	0.8%
Facilities	0.8%
Higher Education	0.3%
Total Municipal Bonds	102.2%
Preferred Stocks
Financials	1.2%
Total Preferred Stocks	1.2%
Warrants
Energy	0.0%
Total Warrants	0.0%
Short-Term Investments	6.0%
Total Investments	143.0%
Liabilities in Excess of other assets	(43.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2016

Assets:
Investments, at value (cost $112,598,697)	$108,325,481
Segregated cash at Broker	10,092,768
Receivables:
Fund shares sold	44,824
Dividends and interest	1,438,867
Prepaid expenses	22,146
Total assets	119,924,086

Liabilities:
Securities sold short, at value (proceeds $44,907,178)	43,659,956
Payables:
Fund shares redeemed	40,100
Advisory fees	46,361
Shareholder servicing fees (Note 7)	9,557
Distribution fees (Note 8)	3,710
Interest on securities sold short	286,728
Interest expense	54,550
Auditing fees	15,001
Fund accounting fees	12,948
Transfer agent fees and expenses	9,735
Fund administration fees	9,102
Chief Compliance Officer fees	1,970
Custody fees	974
Trustees' fees and expenses	861
Accrued other expenses	11,080
Total liabilities	44,162,633

Net Assets	$75,761,453

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of November 30, 2016

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$77,087,925
Accumulated net investment income	468,005
Accumulated net realized gain on investments and securities sold short	1,231,517
Net unrealized appreciation (depreciation) on:
Investments	(4,273,216)
Securities sold short	1,247,222
Net Assets	$75,761,453

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$18,206,371
Shares of beneficial interest issued and outstanding	1,705,496
Offering and redemption price per share	$10.68

Institutional Class Shares:
Net assets applicable to shares outstanding	$57,555,082
Shares of beneficial interest issued and outstanding	5,387,317
Offering and redemption price per share	$10.68

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2016

Investment Income:
Interest	$3,860,217
Dividends	33,339
Total investment income	3,893,556

Expenses:
Interest on securities sold short	1,065,619
Advisory fees	620,457
Interest expense	507,453
Fund administration fees	80,930
Fund accounting fees	79,850
Shareholder servicing fees (Note 7)	64,108
Transfer agent fees and expenses	58,784
Registration fees	48,073
Distribution fees (Note 8)	30,691
Legal fees	30,155
Shareholder reporting fees	20,201
Custody fees	15,472
Auditing fees	14,999
Chief Compliance Officer fees	14,629
Miscellaneous	11,101
Trustees' fees and expenses	8,001
Insurance fees	1,998
Total expenses	2,672,521
Advisory fees waived	(206,323)
Net expenses	2,466,198
Net investment income	1,427,358

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short:
Net realized gain on:
Investments	1,166,743
Securities sold short	620,538
Net realized gain	1,787,281
Net change in unrealized appreciation/depreciation on:
Investments	(1,785,838)
Securities sold short	514,191
Net change in unrealized appreciation/depreciation	(1,271,647)
Net realized and unrealized gain on investments and securities sold short	515,634

Net Increase in Net Assets from Operations	$1,942,992

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,427,358	$1,226,321
Net realized gain (loss) on investments and securities sold short	1,787,281	(328,737)
Net change in unrealized appreciation/depreciation on investments and securities sold short	(1,271,647)	(2,165,787)
Net increase from payments by affiliates (Note 3)	–	43,783
Net increase (decrease) in net assets resulting from operations	1,942,992	(1,224,420)

Distributions to Shareholders:
From net investment income:
Investor Class	(236,066)	(141,610)
Institutional Class	(1,180,349)	(1,027,760)
Total distributions to shareholders	(1,416,415)	(1,169,370)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	15,334,038	6,007,320
Institutional Class	28,368,172	25,076,253
Reinvestment of distributions:
Investor Class	236,065	141,610
Institutional Class	1,166,644	1,015,750
Cost of shares redeemed:
Investor Class[1]	(2,936,390)	(6,189,194)
Institutional Class[2]	(17,025,698)	(13,955,518)
Net increase in net assets from capital transactions	25,142,831	12,096,221

Total increase in net assets	25,669,408	9,702,431

Net Assets:
Beginning of period	50,092,045	40,389,614
End of period	$75,761,453	$50,092,045

Accumulated net investment income	$468,005	$202,413

Capital Share Transactions:
Shares sold:
Investor Class	1,419,623	560,850
Institutional Class	2,627,397	2,315,474
Shares reinvested:
Investor Class	21,972	13,299
Institutional Class	108,918	95,573
Shares redeemed:
Investor Class	(273,063)	(580,904)
Institutional Class	(1,590,321)	(1,320,035)
Net increase in capital share transactions	2,314,526	1,084,257

[1]	Net of redemption fee proceeds of $55 and $2, respectively.
[2]	Net of redemption fee proceeds of $1,422 and $1,864, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF CASH FLOWS
For the Year Ended November 30, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,942,992
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(87,143,075)
Sales of long-term portfolio investments	43,597,791
Proceeds from securities sold short	51,820,528
Cover short securities	(31,828,572)
Sales of short-term investments, net	763,316
Consent payment income received	1,600
Increase in cash deposited with broker for securities sold short	(2,534,024)
Increase in dividends and interest receivable	(255,425)
Decrease in due from advisor	18,984
Decrease in prepaid expenses	6,083
Increase in advisory fees	46,361
Increase in interest on securities sold short	91,272
Increase in accrued expenses	37,822
Net amortization on investments	208,062
Net realized gain	(1,787,281)
Net change in unrealized appreciation/depreciation	1,271,647
Net cash used for operating activities	(23,741,919)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	43,701,887
Cost of shares redeemed	(19,946,974)
Dividends paid to shareholders, net of reinvestments	(13,706)
Net cash provided by financing activities	23,741,207

Net decrease in cash	(712)

Cash:
Beginning of period	712
End of period	$–

Non cash financing activities not included herein consist of $1,402,709 of reinvested dividends.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period December 12, 2013* through November 30, 2014
Net asset value, beginning of period	$10.48	$10.93	$10.00
Income from Investment Operations:
Net investment income[1]	0.23	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.21	(0.46)	0.84
Total from investment operations	0.44	(0.22)	1.07

Less Distributions:
From net investment income	(0.24)	(0.23)	(0.14)

Redemption fee proceeds[1]	– [2]	– [2]	–
Net asset value, end of period	$10.68	$10.48	$10.93

Total return	4.17%	(2.04)%	10.68%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,206	$5,627	$5,943

Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	4.51%	4.08%	4.12%[4]
After fees waived	4.18%	3.72%	3.08%[4]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
Before fees waived	1.97%	2.00%[5]	2.68%[5]
After fees waived	1.64%	1.64%	1.64%[4]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
After fees waived	2.10%	2.22%	2.21%[4]

Portfolio turnover rate	70%	64%	95%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Unaudited

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period December 12, 2013* through November 30, 2014
Net asset value, beginning of period	$10.48	$10.93	$10.00
Income from Investment Operations:
Net investment income[1]	0.25	0.26	0.26
Net realized and unrealized gain (loss) on investments	0.21	(0.45)	0.82
Total from investment operations	0.46	(0.19)	1.08

Less Distributions:
From net investment income	(0.26)	(0.26)	(0.15)

Redemption fee proceeds[1]	– [2]	– [2]	– [2]
Net asset value, end of period	$10.68	$10.48	$10.93

Total return	4.41%	(1.80)%	10.83%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,555	$44,465	$34,447

Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	4.26%	3.83%	3.87%[4]
After fees waived	3.93%	3.47%	2.83%[4]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
Before fees waived	1.72%	1.75%[5]	2.43%[5]
After fees waived	1.39%	1.39%	1.39%[4]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
After fees waived	2.35%	2.47%	2.46%[4]

Portfolio turnover rate	70%	64%	95%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Unaudited

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

Note 1 – Organization
Cedar Ridge Unconstrained Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation and income.  The Fund commenced investment operations on December 12, 2013, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2016

(c) Municipal Bonds
Municipal bonds are debt obligations  issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by  public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities.  Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, the Fund may be required to maintain collateral in various forms. At November 30, 2016, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities.  Also, in conjunction with the use of short sales, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At November 30, 2016, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2016

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period December 13, 2013 (commencement of operations) through November 30, 2014 and as of and during the open years ended November 30, 2015-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Cedar Ridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the Fund and 1.39% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until April 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2016

For the year ended November 30, 2016, the Advisor waived a portion of its advisory fees totaling $206,323. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2016, the amount of these potentially recoverable expenses was $619,643.  The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2017	$231,855
2018	181,465
2019	206,323
Total	$619,643

The “Net increase from payments by affiliates” in the Statements of Changes represents an amount reimbursed from the Advisor for losses on transactions not meeting the investment guidelines for the Fund. The amount of the reimbursement had no impact to the Fund’s NAV.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2016, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$112,604,309

Gross unrealized appreciation	$1,337,618
Gross unrealized depreciation	(5,616,446)

Net unrealized depreciation on investments	$(4,278,828)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2016

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$1,258	$254,649	$(255,907)

As of November 30, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,223,095
Undistributed tax-exempt income	468,005
Undistributed long-term capital gains	14,034
Tax accumulated earnings	1,705,134

Accumulated capital and other losses	-
Unrealized appreciation on securities sold short	1,247,222
Unrealized depreciation on investments	(4,278,828)
Total accumulated deficit	$(1,326,472)

The tax character of the distribution paid during the fiscal year ended November 30, 2016, and November 30, 2015 were as follows:

Distributions paid from:	2016	2015
Ordinary income	$121,528	$220,721
Net long-term capital gains	-	-
Total taxable distributions	$121,528	$220,721

Tax-exempt distributions	1,294,887	948,649
Total distributions paid	$1,416,415	$1,169,370

The Cedar Ridge Unconstrained Credit Fund utilized $97,028 of it’s capital loss carryforward during the year ended November 30, 2016.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended November 30, 2016 and for the year ended November 30, 2015, the Fund received $1,477 and $1,866, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended November 30, 2016, purchases and sales of investments, excluding short-term investments, were $87,143,075 and $43,597,791, respectively. Proceeds from securities sold short and cover short securities were $51,820,528 and $31,828,572, respectively.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2016

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended November 30, 2016, distribution fees incurred with respect to Investor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established  in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Bank Loans	$-	$-	$203,884	$203,884
Common Stocks*	245,765	-	-	245,765
Corporate Bonds
Communications	-	2,550,981	-	2,550,981
Consumer Discretionary	-	5,075,897	-	5,075,897
Consumer Staples	-	2,099,131	-	2,099,131
Energy	-	3,488,500	-	3,488,500
Financials	-	4,127,155	232,500	4,359,655
Health Care	-	785,000	-	785,000
Industrials	-	1,527,704	-	1,527,704
Materials	-	4,165,980	-	4,165,980
Technology	-	500,000	-	500,000
Utilities	-	425,000	-	425,000
Municipal Bonds*	-	77,410,148	-	77,410,148
Preferred Stocks
Financials	957,250	-	-	957,250
Warrants	-	-	-	-
Short-Term Investments	4,530,586	-	-	4,530,586
Total Assets	$5,733,601	$102,155,496	$436,384	$108,325,481

Liabilities
Securities Sold Short
Corporate Bonds*	$-	$15,281,422	$-	$15,281,422
U.S. Treasury Securities	-	28,378,534	-	28,378,534
Total Liabilities	$-	$43,659,956	$-	$43,659,956

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

*
All common stocks held in the Fund are level 1 securities, all municipal bonds and corporate bonds held short in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. The following is a reconciliation of transfers between Levels for the Fund from November 30, 2015 to November 30, 2016, represented by recognizing the November 30, 2016 market value of securities:

Transfers into Level 2	$-
Transfers out of Level 2	(232,500)
Net transfers in (out) of Level 2	$(232,500)

Transfers into Level 3	$232,500
Transfers out of Level 3	-
Net transfers in (out) of Level 3	$232,500

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance November 30, 2015	$-
Transfers into Level 3 during the period	232,500
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	-
Net purchases	-
Receive via exchanges	203,884
Net sales	–
Balance as of November 30, 2016	$436,384

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2016

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of November 30, 2016:

	Fair Value November 30, 2016	Valuation Methodologies	Unobservable Input(1)	Impact to Valuation from an Increase in Input(2)
Bank Loans	$203,884	Fair Value Pricing	Adjusted by management to reflect current conditions	Increase
Corporate Bonds – Midstates Petroleum Co., Inc. Escrow	-	Fair Value Pricing	Adjusted by management to reflect current conditions	Increase
Corporate Bonds – Puerto Rico Conservation	232,500	Broker Quote	Single Broker Quote	Increase
Preferred Stocks	-	Fair Value Pricing	Adjusted by management to reflect current conditions	Increase
Warrants	-	Fair Value Pricing	Adjusted by management to reflect current conditions	Increase

(1)
The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.  The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 - Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2016

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 14, 2016, to shareholders of record on December 13, 2016 as follows:

	Long -Term Capital Gain	Short-Term Capital Gain	Income
Institutional Class	$0.00198	$0.13992	$0.05387
Investor Class	0.00198	0.13992	0.04709

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cedar Ridge Unconstrained Credit Fund and the
Board of Trustees of Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of Cedar Ridge Unconstrained Credit Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of November 30, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period December 12, 2013 (commencement of operations) to November 30, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cedar Ridge Unconstrained Credit Fund as of November 30, 2016, and the results of its operations and cash flows for the year then ended, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

For Federal income tax purposes, the Cedar Ridge Unconstrained Credit Fund designates tax-exempt dividends of $1,294,887, or the amount determined to be necessary, for the year ended November 30, 2016.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 550-5090. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	12	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007- 2008).	12	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001- present), a family office.	12	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006 - June 2014).	12	Investment Managers Series Trust, a registered investment company (includes 78 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust II (September 2013 - January 2016).	12	Investment Managers Series Trust, a registered investment company (includes 78 portfolios).

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 - 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 - January 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President – Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Cedar Ridge Unconstrained Credit Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Investor Class shares; and (2) ongoing costs, including management fees; distribution fees (Investor Class shares only) and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/16	11/30/16	6/1/16 – 11/30/16
Investor Class
Actual Performance	$1,000.00	$1,006.60	$20.43
Hypothetical (5% annual return before expenses)	1,000.00	1,004.64	20.41
Institutional Class
Actual Performance	1,000.00	1,006.80	18.95
Hypothetical (5% annual return before expenses)	1,000.00	1,006.12	18.94

*
Expenses are equal to the Fund’s annualized expense ratios of 4.07% and 3.78% for Investor Class and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 183/366. The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Cedar Ridge Unconstrained Credit Fund
A series of Investment Managers Series Trust II

Investment Advisor
Cedar Ridge Partners, LLC
45 East Putnam Avenue, Suite 124
Greenwich, Connecticut 06830

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cedar Ridge Unconstrained Credit Fund - Investor Class	CRUPX	461 41T 208
Cedar Ridge Unconstrained Credit Fund - Institutional Class	CRUMX	461 41T 109

Privacy Principles of the Cedar Ridge Unconstrained Credit Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cedar Ridge Unconstrained Credit Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 550-5090 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 550-5090 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (855) 550-5090.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Cedar Ridge Unconstrained Credit Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 550-5090

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-550-5090.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 9, 2017.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/8/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/8/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/2017